Exhibit 99.1

Contacts

Investor Contact: Kurt R. Harrington 703-312-9647 or kharrington@fbr.com

Media Contact: Lauren Burk 703-469-1004 lburk@fbr.com

FBR Announces Results for First Quarter 2005

Arlington, Va., May 4, 2005 – Friedman, Billings, Ramsey Group, Inc. (NYSE: FBR) today announced final results for the quarter ended on March 31, 2005. Net income after tax for the quarter was $24.4 million, or $0.15 per share (basic) and $0.14 per share (diluted), compared to $89.6 million, or $0.54 per share (basic and diluted), for the first quarter of 2004. Net revenues for the quarter were $163 million, a decrease of 26% from net revenues of $221 million in the first quarter of 2004. Book value per share as of March 31, 2005 was $8.62, and book value per share net of Accumulated Other Comprehensive Income (AOCI)1 was $9.63.

The firm will host an earnings conference call tomorrow morning, Thursday, May 5, 2005, at 9:00 a.m. U.S. EDT. Investors wishing to listen to the conference call may do so via the web at: http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=FBR.

Replays of the webcast will be available after the call.

Friedman, Billings, Ramsey Group, Inc. provides investment banking2, institutional brokerage2, asset management, and private client services through its operating subsidiaries and invests in mortgage-backed securities and merchant banking opportunities. FBR focuses capital and financial expertise on eight industry sectors: consumer, diversified industrials, energy and natural resources, financial institutions, healthcare, insurance, real estate, and technology, media and telecommunications. FBR, headquartered in the Washington, D.C. metropolitan area, with offices in Arlington, Va. and Bethesda, Md., also has offices in Boston, Cleveland, Dallas, Denver, Houston, Irvine, London, New York, Phoenix, Portland, San Francisco, Seattle, and Vienna. For more information, please visit http://www.fbr.com.

1Accumulated Other Comprehensive Income (AOCI) includes changes in value of available-for-sale securities and cash flow hedges. We believe that such changes represent temporary market fluctuations, are not reflective of our market strategy, and therefore, exclusion of AOCI provides a reasonable basis for calculating returns.

2Friedman, Billings, Ramsey & Co., Inc.

Financial data follows.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts) (Unaudited)

	Three months ended March 31 ,
	2005	%	2004	%
REVENUES:
Investment banking:
Capital raising	$86,813	53.3%	$89,793	40.7%
Advisory	1,138	0.7%	1,318	0.6%
Institutional brokerage:
Principal transactions	5,627	3.5%	6,019	2.7%
Agency commissions	22,157	13.6%	29,137	13.2%
Asset management:
Base management fees	8,468	5.2%	6,535	3.0%
Incentive allocations and fees	(375)	-0.2%	2,665	1.2%
Principal investment:
Interest	108,388	66.5%	88,995	40.3%
Net investment (loss)/income	(377)	-0.2%	26,609	12.1%
Dividends	3,440	2.1%	972	0.4%
Other	2,496	1.5%	1,316	0.6%

Total revenues	237,775	146.0%	253,359	114.8%
Interest expense	74,822	46.0%	32,647	14.8%

Revenues, net of interest expense	162,953	100.0%	220,712	100.0%

NON-INTEREST EXPENSES:
Compensation and benefits	75,799	46.5%	74,889	33.9%
Professional services	13,650	8.4%	10,164	4.6%
Business development	15,438	9.5%	16,538	7.5%
Clearing and brokerage fees	2,032	1.2%	2,773	1.3%
Occupancy and equipment	5,724	3.5%	2,904	1.3%
Communications	4,032	2.5%	2,942	1.4%
Other operating expenses	16,294	10.0%	5,973	2.7%

Total non-interest expenses	132,969	81.6%	116,183	52.7%

Net income before income taxes	29,984	18.4%	104,529	47.3%
Income tax provision	5,572	3.4%	14,890	6.7%

Net income	$24,412	15.0%	$89,639	40.6%

Basic earnings per share	$0.15		$0.54

Diluted earnings per share	$0.14		$0.54

Weighted average shares—basic	168,320		165,107

Weighted average shares—diluted	169,444		167,307

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. Financial & Statistical Supplement—Operating Results (Dollars in thousands, except per share amounts) (Unaudited)

	Q-1 05	YTD 2004	Q-4 04	Q-3 04	Q-2 04	Q-1 04
Revenues
Investment banking:
Capital raising	$86,813	$398,183	$125,488	$130,019	$52,883	$89,793
Advisory	1,138	30,115	8,088	11,602	9,107	1,318
Institutional brokerage:
Principal transactions	5,627	20,444	4,758	4,241	5,426	6,019
Agency commissions	22,157	89,650	20,948	18,505	21,060	29,137
Asset management:
Base management fees	8,468	28,307	8,344	7,044	6,384	6,535
Incentive income	(375)	10,940	7,982	1,737	(1,444)	2,665
Principal investment:
Interest	108,388	350,691	86,550	88,035	87,111	88,995
Net investment (loss)/income	(377)	101,973	27,442	19,090	28,832	26,609
Dividends	3,440	14,644	6,169	5,820	1,683	972
Other	2,496	7,155	2,329	1,827	1,683	1,316

Total revenues	237,775	1,052,102	298,098	287,920	212,725	253,359
Interest expense	74,822	164,156	52,968	44,265	34,276	32,647

Revenues, net of interest expense	162,953	887,946	245,130	243,655	178,449	220,712

Non-interest expenses
Compensation and benefits	75,799	323,524	95,113	95,824	57,698	74,889
Professional services	13,650	50,467	11,832	13,421	15,050	10,164
Business development	15,438	44,955	11,248	8,284	8,885	16,538
Clearing and brokerage fees	2,032	9,123	2,186	1,556	2,608	2,773
Occupancy & equipment	5,724	14,458	4,330	3,898	3,326	2,904
Communications	4,032	13,959	4,227	3,348	3,442	2,942
Other operating expenses	16,294	22,740	6,570	4,846	5,351	5,973

Total non-interest expenses	132,969	479,226	135,506	131,177	96,360	116,183

Net income before taxes	29,984	408,720	109,624	112,478	82,089	104,529
Income tax provision	5,572	59,161	23,032	20,329	910	14,890

Net income	$24,412	$349,559	$86,592	$92,149	$81,179	$89,639

Net income before taxes as a percentage of net revenue	18.4%	46.0%	44.7%	46.2%	46.0%	47.4%
ROE (annualized)	6.4%	22.3%	22.2%	24.8%	20.8%	22.1%
Total shareholders’ equity	$1,458,861	$1,578,524	$1,578,524	$1,543,361	$1,431,345	$1,685,673
Basic earnings per share	$0.15	$2.09	$0.52	$0.55	$0.49	$0.54
Diluted earnings per share	$0.14	$2.07	$0.51	$0.55	$0.48	$0.54
Ending shares outstanding (in thousands)	169,214	166,932	166,932	166,753	166,632	165,623
Book value per share	$8.62	$9.46	$9.46	$9.26	$8.59	$10.18
Book value per share net of AOCI(1)	$9.63	$9.68	$9.68	$9.52	$9.30	$9.30

Gross assets under management (in millions)
Managed accounts	$242.4	$196.1	$196.1	$168.7	$160.3	$78.8
Hedge & offshore funds	601.1	631.6	631.6	519.3	430.0	435.4
Mutual funds	2,213.9	2,320.4	2,320.4	1,963.7	1,612.2	1,897.4
Private equity and venture capital funds	69.5	52.5	52.5	49.7	50.7	76.5

Total	$3,126.9	$3,200.6	$3,200.6	$2,701.4	$2,253.2	$2,488.1

Net assets under management (in millions)
Managed accounts	$223.0	$196.1	$196.1	$168.7	$160.3	$78.8
Hedge & offshore funds	490.3	589.6	589.6	482.8	409.0	350.5
Mutual funds	2,204.2	2,305.5	2,305.5	1,951.7	1,606.9	1,874.0
Private equity and venture capital funds	66.3	49.7	49.7	46.4	46.5	70.4

Total	$2,983.8	$3,140.9	$3,140.9	$2,649.6	$2,222.7	$2,373.7

Productive assets under management (in millions)
Managed accounts	$223.0	$196.1	$196.1	$168.7	$160.3	$78.8
Hedge & offshore funds	425.3	488.7	488.7	393.8	329.9	263.8
Mutual funds	2,204.2	2,305.5	2,305.5	1,951.7	1,606.9	1,874.0
Private equity and venture capital funds	79.9	70.9	70.9	70.9	111.6	131.2

Total	$2,932.4	$3,061.2	$3,061.2	$2,585.1	$2,208.7	$2,347.8

Employee count	2,123	698	698	665	626	549

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. CONSOLIDATED BALANCE SHEETS (Dollars in thousands, except per share amounts) (Unaudited)

	31-Mar-05	31-Dec-04
ASSETS
Cash and cash equivalents	$164,435	$231,527
Receivables	91,906	74,880
Investments:
Mortgage-backed securities, at fair value	11,591,405	11,726,689
Long-term investments	430,355	441,499
Reverse repurchase agreements	228,244	183,375
Trading securities, at fair value	7,761	7,744
Mortgage loans, net	827,102	—
Due from clearing broker	102,651	95,247
Goodwill	160,525	108,013
Intangible assets, net	30,199	14,404
Furniture, equipment and leasehold improvements, net	30,446	18,733
Other assets	33,138	26,177

Total assets	$13,698,167	$12,928,288

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Trading account securities sold short, at fair value	$38,643	$17,176
Commercial paper	6,913,801	7,294,949
Repurchase agreements	4,949,038	3,467,569
Securities purchased	—	144,430
Dividends payable	58,339	65,870
Interest payable	11,223	5,894
Accounts payable, accrued expenses and other liabilities	67,636	94,288
Accrued compensation and benefits	48,025	131,218
Long-term debt	152,601	128,370

Total liabilities	12,239,306	11,349,764

Shareholders’ equity:
Common stock, 171,592 and 168,897 shares	1,716	1,689
Additional paid-in capital	1,533,858	1,483,640
Employee stock loan receivable including accrued interest (711 shares)	(4,947)	(4,890)
Deferred compensation	(21,489)	(16,863)
Accumulated other comprehensive loss	(170,432)	(38,162)
Retained earnings	120,155	153,110

Total shareholders’ equity	1,458,861	1,578,524

Total liabilities and shareholders’ equity	$13,698,167	$12,928,288

Book Value per Share	$8.62	$9.46
Shares Outstanding	169,214	166,932

Statements concerning future performance, developments, events, market forecasts, revenues, expenses, earnings, run rates and any other guidance on present or future periods, constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, interest rates, costs of borrowing, interest spreads, mortgage pre-payment speeds, risks associated with merchant banking investments, the realization of gains and losses on principal investments, available technologies, competition for business and personnel, and general economic, political and market conditions. These and other risks are described in the company’s Annual Report and Form 10-K and quarterly reports on Form 10-Q that are available from the company and from the SEC.

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